HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6775 – PremierSolutions Cornerstone (Series II)

333-151805	HV-6777 – Hartford 403(b) Cornerstone Innovations

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Supplement dated September 15, 2017 to your Prospectus

FUND NAME CHANGE

DEUTSCHE GLOBAL GROWTH FUND – CLASS A

Effective on or about October 1, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Deutsche Global Growth Fund – Class A	Deutsche International Growth Fund – Class A

As a result of the change, all references to the Current Name in your Prospectus is deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.